Pilgrim's Pride Corporation
Net Sales by Primary Market Line
for the Three Months Ended:

The following table sets forth net sales attributable to each of our primary product lines and markets served with those products. We based the table on our internal sales reports and their classification of product types and customers. The information in these tables should be read in conjunction with the information in our SEC filings, including the discussion of our primary product lines and markets served with those products included in our most recent Annual Report on Form 10-K.

(in thousands)	Jun 27,	Jun 27,
	2010	2009

Chicken Sales:
United States
Prepared Foods:
Foodservice	$460,157	$439,849
Retail	$109,181	$117,213
Total Prepared Foods	$569,338	$557,062

Fresh Chicken:
Foodservice	$452,298	$539,928
Retail	$257,087	$253,469
Total Fresh Chicken	$709,385	$793,396
Export and Other
Export:
Prepared Foods	$18,045	$20,256
Chicken	$123,670	$141,336
Total Export (b)	$141,715	$161,591
Other Chicken By Products	$4,059	$4,418
Total Export and Other	$145,774	$166,010
Total U.S. Chicken	$1,424,496	$1,516,468

Mexico:	$155,833	$126,270
Total Chicken Sales	$1,580,330	$1,642,737

Total Prepared Foods	$587,383	$577,317

Sale of Other Products
U.S.	$122,479	$127,422
Mexico	$4,759	$6,653
Total Other Products	$127,238	$134,075
Total Net Sales	$1,707,568	$1,776,812

	Jun 27,	Jun 27,
	2010	2009

Chicken Sales:
U.S. Chicken Sales:
Prepared Foods:
Foodservice	32.2%	29.1%
Retail	7.7%	7.7%
Total Prepared Foods	39.9%	36.8%

Fresh Chicken:
Foodservice	31.8%	35.6%
Retail	18.0%	16.7%
Total Fresh Chicken	49.8%	52.3%
Export and Other
Export:
Prepared Foods	1.3%	1.3%
Chicken	8.7%	9.3%
Total Export	10.0%	10.6%
Other Chicken By Products	0.3%	0.3%
Total Export and Other(b)	10.3%	10.9%
Total U.S. Chicken	100.0%	100.0%

Pilgrim's Pride Corporation
Selected Financial Data
for the Three Months Ended:

Our selected financial data is derived from our financial statements. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

	06/27/10	06/27/09
(in thousands except per share data)
Income Statement Data:
Net sales	$ 1,707,568	$ 1,776,813
Non-recurring recoveries	-	-
Asset impairment and restructuring expenses	-	-
Gross margin	132,491	165,476
Goodwill Impairment	-	-
Selling, general and administrative expenses	63,718	56,880
Operating income (loss)	51,891	108,596
Interest expense, net	25,488	38,355
Miscellaneous, net	(4,504)	(312)
Loss on early extinguishment of debt	-	-
Income (loss) before restructuring & income taxes from continuing operations	30,907	70,553
Restructuring and related charges	16,882	-
Income tax expense (benefit)	(1,503)	555
Income (loss) from continuing operations	34,588	53,219
Extraordinary charge - net of tax	-	-
Income(loss) from operation of discontinued business, net of tax	-	-
Gain on sale of discontinued business, net of tax	-	-
Net income (loss) attributable to noncontrolling interest	$ 1,670	$ (20)
Net income (loss) attributable to Pilgrim's Pride	$ 32,918	$ 53,239

Per Common Share Data:
Income (loss) from continuing operations	$ 0.15	$ 0.72
Extraordinary charge - early repayment of debt	-	-
Income(loss) from operation of discontinued business, net of tax	-	-
Gain on sale of discontinued business, net of tax	-	-
Net Income (loss)	$ 0.15	$ 0.72
Cash dividends	$ -	$ -
Book value	$ 4.60	$ 1.58

Balance Sheet Summary:
Working capital	$ 654,062	$ 814,979
Total assets	$ 2,927,240	$ 3,031,230
Notes payable and current maturities of long-term debt	$ 62,853	$ -
Long-term debt, less current maturities	$ 1,167,930	$ 42,133
Total debt	$ 1,230,783	$ 2,069,012
Senior secured debt (included in Total Debt)	$ -	$ -
Total stockholders' equity	$ 985,157	$ 117,287

Cash Flow Summary:
Operating cash flow	$ (10,187)	$ 109,991
Depreciation & amortization (a)	$ 59,706	$ 57,162
Capital expenditures	$ 36,553	$ 17,246
Business acquisitions	$ -	$ -
Financing activities, net	$ 35,184	$ (97,714)

Cashflow Ratios:
EBITDA (b)	$ 112,847	$ 147,547
EBITDA (last four qtrs.)	$ 297,826	$ (750,255)

Key Indicators (as a percentage of net sales):
Gross margin	7.8%	9.3%
Selling, general and adminsitrative expenses	3.7%	3.2%
Opertaing income (loss)	3.0%	6.1%
Interest expense, net	1.5%	2.2%
Net income (loss)	2.0%	3.0%

(a) Includes amortization of capitalized financing costs of approximately	$3,761	$1,764

(b) “EBITDA” is defined as the sum of income (loss) from continuing operations plus interest, taxes, depreciation and amortization. “Adjusted EBITDA” is defined as the sum of EBITDA plus restructuring charges and reorganization items. EBITDA is presented because it is used by us and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results prepared in conformity with accounting principles generally accepted in the US (“GAAP”), to compare the performance of companies. We believe investors would be interested in our Adjusted EBITDA because this is how our management analyzes EBITDA from continuing operations. The Company also believes that Adjusted EBITDA, in combination with the Company's financial results calculated in accordance with GAAP, provides investors with additional perspective regarding the impact of certain significant items on EBITDA and facilitates a more direct comparison of its performance with its competitors. EBITDA and Adjusted EBITDA are not measurements of financial performance under GAAP. They should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP.

Net Income attributable to Pilgrim's Pride	$ 32,918	$ 53,239
Add:
Extraordinary charge-net of tax	-	-
Income Tax Expense (benefit)	(1,503)	555
Interest Expense, net	25,488	38,355
Depreciation and amortization	59,705	57,162
Minus:
Amortization of capitalized financing costs	3,761	1,764
EBITDA	$112,847	$147,547
Add:
Restructuring charges, net	$16,882	$0
Reorganization items, net	($2,178)	$18,410
Adjusted EBITDA	$127,551	$165,957

Pilgrim's Pride Corporation
Sales Segments
for Three Months Ended:

Our chicken segment and our sales of other product segment include sales of products that we produce and purchase for resale in the United States and Mexico. Both of these segments conduct separate operations in the United States and Mexico and are reported as two seprarate geographical areas. Our turkey segment includes sales of turkey products produced and purchased for resale. Our turkey operations are exclusively in the United States.

Inter-area sales and inter-segment sales, which are not material, are accounted for at prices comparable to normal trade customer sales. Fixed assets by segment and geographic area are those assets which are used in our operations in each segment or area. Corporate assets are included with chicken and other products. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

(in thousands)	6/27/2010	6/27/2009
Net Sales to Customers:
Chicken:
United States	$ 1,424,496	$ 1,516,468
Mexico	155,834	126,270
Sub-total	1,580,330	1,642,738

Other Products:
United States	122,479	127,422
Mexico	4,759	6,653
Sub-total	127,238	134,075
Total	$ 1,707,568	$ 1,776,813

Operating Income:
Chicken:
United States	$ 36,598	$ 72,976
Mexico	19,590	18,046
Sub-total	56,188	91,022

Other Products:
United States	11,735	16,487
Mexico	850	1,087
Sub-total	12,585	17,574
Non-recurring recoveries	-	-
Restructuring Items, net	16,882	-
Total	$ 51,891	$ 108,596

Depreciation and Amortization: (a)
Chicken:
United States	$ 53,246	$ 51,245
Mexico	2,238	2,383
Sub-total	55,484	53,628
Other Products:
United States
Mexico	4,182	3,475
Sub-total	39	58

Total	$ 59,705	$ 57,161

Total Assets:
Chicken:
United States	$ 2,415,229	$ 2,491,923
Mexico	349,609	344,517
Sub-total	2,764,838	2,836,440

Other Products:
United States	159,578	191,058
Mexico	2,824	3,732
Sub-total	162,402	194,790
Total	$ 2,927,240	$ 3,031,230

Capital Expenditures:
Chicken:
United States	$ 35,360	$ 13,226
Mexico	$ 1,154	$ 11
Sub-total	36,514	13,237

Other Products:
United States	39	4,009
Mexico	-	-
Sub-total	39	4,009
Total	$ 36,553	$ 17,246

(a) Includes amortization of capitalized financing costs of approximately	$ 3,761	$ 1,764